SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

October 17, 2019

Date of Report

(Date of Earliest Event Reported)

JAGGER BROWN, INC.

(Exact Name of Registrant as Specified in its Charter)

EMAGINOS INC.

(Former Name of Registrant as Specified in its Charter)

Delaware	000-55736	81-4664656
(State or other	(Commission File Number	(IRS Employer
jurisdiction of incorporation)		Identification No.)

13428 Maxella Avenue, #144

Marina Del Rey, California 90292

(Address of principal executive offices) (zip code)

571-921-4200

(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered

ITEM 5.03      Amendments to Articles of Incorporation

The shareholders of the Corporation and the Board of Directors unanimously approved the change of the Registrant's name to Jagger Brown, Inc. and filed such change with the State of Delaware.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunder duly authorized.

Date: October 17, 2019	EMAGINOS INC.

	By:	/s/ Scott Taub
Chief Executive Officer, Director

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